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                                                                      EXHIBIT 99


                                                   FOR RELEASE 7:00 A.M. CENTRAL
                                                      MONDAY, SEPTEMBER 20, 2004
                                                       Contact: John K. Bakewell
                                                                  (901) 867-4527


               WRIGHT MEDICAL GROUP, INC. RECALLS A LIMITED NUMBER
                  OF CONSERVE(R) HIP CUPS AND REVISES GUIDANCE

ARLINGTON, TN - September 20, 2004- Wright Medical Group, Inc. (NASDAQ: WMGI), a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and bio-orthopaedic materials, announced today that it has voluntarily recalled a limited number of metal acetabular hip cups that are intended for use in the Company's CONSERVE(R) Total and CONSERVE(R) Plus hip systems. These components may not meet the Company's product specification due to the presence of a small ridge on the cups' non-articulating inside bearing surface.

The Company has notified the United States Food and Drug Administration (FDA) of this action and has removed from commercial availability all unused components covered by the recall. CONSERVE(R) acetabular cup components currently being provided by the Company have been tested and confirmed to meet product specifications. Wright has experienced no supply issues to date, nor does it anticipate any future supply issues, with respect to its CONSERVE(R) acetabular hip components.

The number of affected components not meeting the Company's specifications that have been implanted does not exceed 67 units in the United States and 24 units outside the United States. Wright is notifying physicians who have implanted these components. The Company is aware of only 5 revision surgeries that have involved affected components. Based on its investigation and analysis to this date, the Company does not anticipate that remaining affected components will require explantation in the absence of adverse clinical symptoms.

The Company has lowered its third quarter 2004 earnings guidance by $.04 per diluted share to a revised range of $.09 to $.11 per diluted share, resulting in a corresponding reduction in full-year 2004 guidance to a revised $.68 to $.71 per diluted share. The revision reflects the costs associated with this recall and also the effect of a third quarter sales mix that is likely to include a greater portion of sales coming from lower-margin international markets. The Company's overall sales outlook remains unchanged at $68 to $70 million for the third quarter and $294 to $297 million for the full-year 2004, representing growth of approximately 15% to 18% for the quarter and 18% to 19% for the year.


Conference Call

The Company will host a conference call starting at 9:00 a.m. (Central Time) today to discuss this announcement. The live dial-in number for the call is 913-981-5542 (domestic) or 800-289-0569 (international). To access a simultaneous webcast of the conference call via the internet, go to the "Corporate - Investor Information" section of the Company's website located at www.wmt.com. A replay of the conference call by telephone will be available starting immediately after the call today and continuing until 12:00 a.m. (Central Time) on September 27, 2004. To hear this replay, dial 719-457-0820 (domestic) or 888-203-1112 (international) and enter the replay passcode number 874295. A replay of the conference call will also be available via the internet starting today and continuing for at least 12 months. To access a replay of the conference call via the internet, go to the "Corporate - Investor Information - Audio Archives" section of the Company's website located at www.wmt.com.


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The conference call may include a discussion of non-GAAP financial measures.
Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release or otherwise available in the "Corporate - Investor Information - Supplemental Financial Information" section of the Company's website located at www.wmt.com.

The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the "Safe-Harbor Statement" section of this press release.

Wright Medical Group, Inc. is a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and bio-orthopaedic materials. The Company has been in business for more than fifty years and markets its products in over 40 countries worldwide. For more information about Wright Medical, visit our website at www.wmt.com.


SAFE-HARBOR STATEMENT

THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS MADE IN THIS PRESS RELEASE, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS REFLECT MANAGEMENT'S CURRENT KNOWLEDGE, ASSUMPTIONS, BELIEFS, ESTIMATES, AND EXPECTATIONS AND EXPRESS MANAGEMENT'S CURRENT VIEWS OF FUTURE PERFORMANCE, RESULTS, AND TRENDS. THE COMPANY WISHES TO CAUTION READERS THAT ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THE FACTORS DISCUSSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003), WHICH COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO MATERIALLY DIFFER FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE FORWARD-LOOKING STATEMENTS ARE ACCURATE, THERE CAN BE NO ASSURANCE THAT ANY FORWARD-LOOKING STATEMENT WILL PROVE TO BE ACCURATE. A FORWARD-LOOKING STATEMENT SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY THAT THE RESULTS DESCRIBED THEREIN WILL BE ACHIEVED. THE COMPANY WISHES TO CAUTION READERS NOT TO PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT. THE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS PRESS RELEASE. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT AFTER THIS DATE.